SECTION 16
POWER OF ATTORNEY
     Know all by these present, that the undersigned hereby constitutes and appoints Bruce D Smith, Chief Financial Officer of Citi Trends, Inc. (the
"Company"), and Henry Thompson, the Company's Director of Finance, or any of
 them, the undersigned's true and lawful attorney-in-fact to
      (1) execute for and on behalf of the undersigned, in the undersigned's capacity as an officer, director and/or 10% shareholder of the Company, Points 3, 4, and 5 in accordance with Section 16(a) of the
Securities Exchange Act of 1934 and the rules thereunder;
       (2) do and perform any and all acts for and on
behalf of the undersigned which may be necessary or desirable to complete and execute any such Faun 3, 4, or 5 and
timely file such form with the Securities and
Exchange Commission and any stock exchange or
similar authority, and
       (3) take any other action of any type
whatsoever in connection with the foregoing which,
in the opinion of such attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being understood that the documents executed by such attorney-in-fact on behalf of the undersigned pursuant to this Power of Attorney shall be in such form and shall contain such terms and conditions as such attorney-in-fact may approve in such attorney-in-fact's discretion.
      The undersigned hereby grants to each such attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or proper to be done in the exercise of any of the rights and powers herein granted, as fully to all intents and purposes as the undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this power of attorney and the rights and powers herein granted.
The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the
undersigned's responsibilities to comply with Section 16
of the Securities Exchange Act of 1934.
      This Power of Attorney shall remain in full force and effect until the undersigned is no longer required to file Forms3, 4, and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact. In affixing his or her signature to this
Power of Attorney, the undersigned hereby revokes any and all previously executed Powers of Attorney for the same or similar purposes.
      IN WITNESS WHEREOF, the undersigned has caused this
Power of Attorney to be executed as of this 24th  day of March 2011.
        /s/ Steven Jay Horowitz